UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2012

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California 90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

To further enhance the link between compensation philosophy and pay practices, and specifically to strengthen the alignment between pay and company performance, the Compensation/Organization Committee (“Committee”) of the Board of Directors of AECOM Technology Corporation (“AECOM”) has approved amended stock option and restricted stock unit standard terms and conditions for the fiscal year 2011 awards (the “Awards”) made under the AECOM Technology Corporation Amended and Restated 2006 Stock Incentive Plan (“2006 Plan”) to AECOM’s Chairman and Chief Executive Officer.  The Awards were originally scheduled to vest in three annual installments, subject to the Chairman and Chief Executive Officer’s continued service with AECOM.  One-third of the shares subject to each of the Awards vested on December 8, 2011 and the shares subject to the vested portion of the restricted stock unit award were issued to the Chairman and Chief Executive Officer at that time.  The amended standard terms and conditions add performance conditions to the Awards and provide that (i) the portion of the stock options that previously vested in 2011 shall no longer be considered vested or exercisable and instead shall vest in 2012, (ii) all unvested Awards scheduled to vest in December 2012 shall vest in full only if AECOM achieves at least 5% EPS growth in its 2012 fiscal year, (iii) all unvested Awards scheduled to vest in December 2013 shall vest in full only if AECOM achieves at least 5% compound annual EPS growth for its 2012 and 2013 fiscal years, and (iv) no portion of the unvested Awards scheduled to vest in 2012 or 2013, respectively, shall vest if AECOM’s applicable EPS growth rate for the relevant period is 0% or less.

The amended stock option and restricted stock unit standard terms and conditions apply to all fiscal year 2011 stock option and restricted stock unit grants awarded under the 2006 Plan to AECOM’s Chairman and Chief Executive Officer.  The Committee determined that 5% is an appropriate EPS growth rate for the next two fiscal years and is consistent with AECOM’s stated EPS guidance range for fiscal year 2012 and AECOM’s strategic plan for that period.  In establishing the performance criteria, the Committee also considered that, over the past five years, the compound annual EPS growth rate for S&P 500 companies was approximately 3%.

The foregoing description of the amended stock option and restricted stock unit standard terms and conditions is qualified in its entirety by reference to the copies of such forms attached hereto as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated by reference in this Item 5.02.

Item 9.01                                      Financial Statements and Exhibits.

(d)  Exhibits

10.1                             Amended Stock Option Standard Terms and Conditions under 2006 Stock Incentive Plan.

10.2                             Amended Restricted Stock Unit Standard Terms and Conditions under 2006 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: February 27, 2012	By:	/s/ DAVID Y. GAN
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

10.1                        Amended Stock Option Standard Terms and Conditions under 2006 Stock Incentive Plan.

10.2                        Amended Restricted Stock Unit Standard Terms and Conditions under 2006 Stock Incentive Plan.